SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: June 7, 1996


                               UROMED CORPORATION
                (Exact name of registrant as specified in its charter)


     Massachusetts             000-23266               04-3104185
- --------------------------------------------------------------------------
    (State or Other         (Commission File        (I.R.S. Employer
    Jurisdiction of             Number)            Identification No.)
    Incorporation)



                    64 A Street, Needham, Massachusetts 02194
                     Address of principal executive offices


       Registrant's telephone number, including area code: (617) 433-0033

Item 5.     Other Events

      On June 7, 1996, the Registrant issued a press release announcing that it had met with the Staff of the United States Food and Drug Administration ("FDA") as part of its ongoing dialogue in connection with its 510(k) application for market clearance of its Reliance(R) Urinary Control Insert. Attatched as
Exhibit 99.1 hereto is a copy of the press release.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit Number    Description
- --------------    ------------
      99.1        Press Release issued June 7, 1996 announcing an update of
                  the regulatory status of the Reliance Insert.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               UROMED CORPORATION


Dated:  June 7, 1996           By: /s/ Paul J. Murphy
                                   ------------------------------
                                   Paul J. Murphy, Treasurer and
                                   Chief Financial Officer